Exhibit 99.1

UniSource Energy Corporation Tucson, Arizona NYSE: UNS December 8-10, 2009

2 Contact Information & Safe Harbor Paul J. Bonavia, Chairman, President and CEO Kevin P. Larson, SVP, CFO and Treasurer Investor Relations Contact Information M. Jo Smith, Director Chris Norman, Lead Analyst (520) 884.3650 (520) 884.3649 josmith@uns.com cnorman@uns.com Investor Information http://ir.uns.com Safe Harbor and Non-GAAP Measures This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company's pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP's generating plants; and other factors listed in UniSource Energy's Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The Company's press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

3 Regulated Electric and Gas Utility Businesses UNS' Largest Subsidiary ~ 80% of Operating Revenues ~ 81% of Total Assets Vertically Integrated Electric Utility ~ 400,000 Electric Customers Gas & Electric T&D Businesses ~ 146,000 Gas Customers ~ 90,000 Electric Customers

4 TEP, UNS Gas and UNS Electric Service Areas Navajo Sundt Moenkopi Peacock Marketplace Kayenta Tucson Generating Station Coal Mine Interconnection With Other Utility Substation Solar Station TEP UNS Gas UNS Gas & Electric UNS Electric Service Areas High Voltage Transmission Lines San Juan Ship Rock Four Corners San Juan Mine Navajo McKinley McKinley Mine Coronado Springerville Luna Hidalgo Greenlee South Vail Valencia Nogales Davis Mead Black Mountain Kingman Kingman Black Mountain Griffith Griffith N. Havasu Lake Havasu City Parker Parker Saguaro West Wing Liberty Palo Verde Phoenix Pinal West Cholla Flagstaff Lee Ranch Yavapai Prescott MEXICO NEVADA UTAH COLORADO CALIFORNIA NEW MEXICO Lake Havasu City Pinnacle Peak

5 Compelling Long-Term Value Proposition for Shareholders

6 2009: A Significantly Improved Financial Profile 2009 results reflect benefits of TEP's 2008 Rate Order 2009 reported GAAP earnings guidance of $2.55-$2.70 per diluted share 2009 estimated UNS consolidated operating cash flows of $330 million TEP's new rate structure provides more transparency into UNS' earnings profile by significantly reducing TEP's exposure to changes in fuel and purchased power costs UNS reported net income of $94 million in the first nine months of 2009 compared with a net loss of $9 million in the same period last year 2009 results benefitted from: a 6% base rate increase at TEP; hot summer weather; and lower fuel and purchased power costs compared to last year 2008 results were impacted by TEP's exposure to rising fuel and purchased power costs, as well as regulatory revenue deferrals and amortization expense that will not recur in future periods 2008 TEP Rate Order established a new regulatory compact with the Arizona Corporation Commission (ACC) and restored the appropriate balance of risk between customers and shareholders 6% average base rate increase, effective December 1, 2008 Purchased Power and Fuel Adjustor Clause (PPFAC) Full recovery of actual costs including: fuel, purchased energy, capacity charges and transmission Off-sets: short-term wholesale sales, 10% of trading margin and 50% of SO2 sales revenues Provisions allow for base rate and adjustor mechanism change in emergency conditions, including the imposition of a federal carbon tax or related regulation, subject to ACC approval

Tucson Electric Power
Diverse Retail Customer Base

2009 Estimated Retail kWh Sales Mix


Mining
11%
Other
3%
Residential
42%
Industrial
23%
Commercial
21%

Largest Retail Customers

Customer	Sector
Freeport McMoRan	Mining
Asarco	Mining
Univ. of Arizona	Education
Fort Huachuca	Military
Raytheon	Defense
IBM	Technology
Davis Monthan Air Force Base	Military
Arizona Portland Cement	Construction
Liquid Air	Manufacturing


University of Arizona


Davis Monthan Air Force Base


Freeport -McMoRan

7

Tucson Electric Power Retail Customers and Local Economy TEP customer base continues to grow at a modest pace Despite economic slowdown, TEP is still adding customers From 2003-2007, average annual customer growth was 2% Expect local economy to gradually improve Positive quarterly retail kWh sales trend University of Arizona Economic and Business Research Center predicts that a bottom is forming in Arizona's economic downturn Positive indicators in home sales and inventories Potential for new copper mining customer Proposed Rosemont Copper mine located SE of Tucson Up to 100 MW load Political and environmental opposition If siting approved, could be operational in 2012 8 Retail Customer Growth Note: Q3 2009 kWh sales are weather normalized

9 Tucson Electric Power Energy Resources Leased coal-fired generating resources provide optionality 156 MW Sundt Unit 4 lease expires January 2011 380 MW Springerville Unit 1 lease expires 2015 No near-term new base load generation requirements Substation and transmission line additions are expanding access to the Palo Verde hub No commodity price exposure for retail fuel & purchased power costs PPFAC allows for full recovery Long-term contracts provide price and supply stability for coal requirements Protection against carbon-related costs Carbon costs are a fuel-related cost and can be recovered through the PPFAC Provisions allow for base rate and adjustor mechanism change in emergency conditions, including carbon-related costs, subject to ACC approval Owned Coal - 990 MW Luna Gas CCCT Purchased Power Simple Cycle Gas Units 2008 Resource Mix 2% Generating Capacity - 2,204 MW 10,576 GWh 2,906 GWh 646 GWh 224 GWh 74% 20% 4% Gas CCCT 190 MW - 9% Coal/Gas 156 MW - 7% Simple Cycle Gas 484 MW - 22% Solar 5 MW - 0.2% Leased Coal - 380 MW Springerville Unit 1 (expires 2015) Leased Coal / Gas - Sundt Unit 4 (expires 2011) Coal 1,370 MW - 62% 1,370 MW - 62% 1,370 MW - 62%

10 Tucson Electric Power Sundt Unit 4 Lease expires January 2011 Dual fuel plant located in Tucson Coal 120 MW / Gas 156 MW Total lease expense of ~ $8 million per year and O&M costs of ~$8 million per year included in rates Benefits of purchasing Opportunity to grow rate base without regulatory lag Provides local load support Site also contains three gas steam units owned by TEP which are also covered under the station-wide operating permit Opportunity to re-power the unit Lease expiration options Fair market value purchase or lease renewal Election to purchase triggers 45-day negotiation period; notification by January 2010 If unsuccessful, formal appraisal process begins Purchase price under appraisal procedure is equal to the lower of fair market sales value or capped price of $110 million

Renewable Energy Leadership New renewable resources (subject to ACC approval) Solar PPAs - TEP 20-year terms; scheduled to be in service in 2012 Contracts contain purchase options Located in Tucson, AZ 25 MW ground-mounted, single axis tracking PV cells 5 MW parabolic trough concentrating solar Solar ownership - TEP 1.6 MW Tucson community project Ground-mounted, single axis tracking PV cells Expected completion in mid - 2010 1.8 MW addition to solar installation in Springerville, AZ Expected completion in 2010 Wind PPA - UNS Electric 20 year term 7-11 MW Located in Kingman, AZ Existing renewable resources 4.6 MW solar installation in Springerville, AZ Landfill gas supplies energy to over 2,300 Tucson homes 11 Other community projects Participant in a community project that will result in one of the largest solar-powered neighborhoods in the continental United States Combined 6 MW of ground mounted and rooftop installations will provide 75% of energy needs for 900 homes in 2010

12 Building a Sustainable Business Model for Investing in Renewable Energy Arizona renewable energy standard 15% of annual retail energy needs by 2025 Phase-in requirements 2.00% in 2009 1/2% annual increases from 2010-2015 1% annual increases thereafter Funded through customer surcharge REST plan and associated surcharge approved annually by the ACC No income statement impact; costs offset by surcharge collection 2009 approved plan costs & surcharge collection $30 million @ TEP $5 million @ UNS Electric Renewable energy investment criteria Must be in compliance with renewable energy standard Cost competitive relative to other options Provide a balanced resource portfolio Provide benefits to our communities Enable us to develop a sustainable business model for renewable energy

13 Regulatory Framework Arizona Corporation Commission Constitutionally created branch of Arizona government Five commissioners elected state-wide Limited to serve two four year terms ACC regulatory framework for TEP, UNS Gas & UNS Electric Retail rates based on cost-of-service Pass through mechanisms allow for full recovery of fuel, purchased power , capacity and wheeling costs Forward-looking surcharge True-up over subsequent 12 months Federal Energy Regulatory Commission Transmission rates Long-term wholesale transactions Commissioner Term Expires Kristin Mayes (R) Jan 2011* Sandra Kennedy (D) Jan 2013 Paul Newman (D) Jan 2013 Gary Pierce (R) Jan 2011 Bob Stump (R) Jan 2013 * Unable to run for re-election - two term limit

14 UniSource Energy Positive Free Cash Flow ($ millions) Consolidated operating cash flows expected to exceed capital expenditures Manageable level of capital expenditures In response to the economic slow down, actual and planned capital expenditures were reduced by $300 million from 2008-2013 Current forecast for capital spending is under review and may result in further reductions No near-term new base load generation investments TEP may add local peaking resources in 2013 and 2015 (not included in current capital expenditure estimates) Opportunity to grow rate base without regulatory lag Optional purchase of Sundt Unit 4 included in TEP's 2011 capital budget Free cash flow provides flexibility Historically, UniSource Energy's operating cash flows have exceeded capital expenditures Annual dividend increases since 2000 Operating cash used to reduce TEP debt and capital lease obligations by approx. $500 million over the last 10 years Invested $85 million of equity to help fund purchase of UES Positive free cash flow trend expected to continue Note: Capital expenditure estimates for 2010-2013 from 2008 10-K

15 UniSource Energy Services UNS Gas Sales No customer growth in 2009 vs. 2008 Averaged 3-4% annually from 2003-2007 YTD 9/30/09 retail sales 10% below 2008 due to economic conditions and mild weather Rate Case Activity General rate case pending Requested 6% base rate increase or approximately $9.5 million ACC Staff recommended $3.4 million rate increase Expect ACC ruling early 2010 UNS Electric Sales No customer growth in 2009 vs. 2008 Averaged 3-4% annually from 2003-2007 YTD 9/30/09 residential and commercial kWh sales 2% below 2008 due to economic conditions YTD 9/30/09 mining sales about 100,000 MWh ahead of last year Rate Case Activity 2.5% base rate increase effective June 2008 Approximately $4 million annual revenue increase In Apr. 2009, filed for base rate increase of 7.4% or $13.5 million Expect ACC ruling in mid-2010 $4 $4 $8 $5 $5 $4 $ - $ 2 $ 4 $ 6 $ 8 $10 $12 $14 2006 2007 2008 UNS Gas UNS Electric UES Net Income ($ millions) $16 $19 $21 $22 $23 $28 $24 $23 $37 $16 $ - $10 $20 $30 $40 $50 $60 $70 2009 2010 2011 2012 2013 UNS Gas UNS Electric Estimated Capital Expenditures ($ millions) $4 $6 YTD 9/30/09 Note: Capital expenditure estimates for 2010-2013 from 2008 10-K

16 UniSource Energy Earnings Drivers

17 Appendix

18 Tucson Electric Power Long-Term Wholesale Sales Margin on long-term wholesale sales benefits shareholders Gross margin on 2009 sales expected to be approx. $25 million Salt River Project (SRP) 100MW Current contract terms Annual demand charge $22 million Energy charge @ TEP's average generation cost Contract modifications effective June 2011 No demand charge Energy charge based on Palo Verde Index Contract expires May 2016 Navajo Tribal Utility Authority (NTUA) NTUA's load is served from an allocation of federal hydroelectric power and purchases from TEP Current contract terms No demand charge Energy priced in mid - $50 per MWh range No minimum purchase requirement Contract modifications effective 2010 Energy charge for 50% of sales (June-Sept) based on Palo Verde Index (~30 GWhs) Contract expires December 2015

19 Tucson Electric Power Strong Coal Plant Operating Performance Average Equivalent Availability Factor Baghouse - Low NOx Environmental Equipment Operator TEP's Share (MW) Coal Delivery In Service Dates TEP's Share (%) TEP 156 MW rail 1967 100% TEP 770 MW rail Unit 1 - 1985 Unit 2 - 1990 100% Arizona Public Service 110 MW mine mouth Unit 4 - 1969 Unit 5 - 1970 7% Salt River Project 168 MW mine mouth Unit 1 - 1974 Unit 2 - 1975 Unit 3 - 1976 7.5% Public Service of New Mexico 322 MW mine mouth Unit 1 - 1976 Unit 2 - 1973 50% Coal Supplier Contract Term Peabody 2020 BHP Billiton 2016 Peabody 2011 San Juan Coal 2017 Rio Tinto Chevron Mining 2009 Annual Expected Coal Usage 350 k tons 3.2 mil. tons 400k tons 500k tons 1.3 mil. tons Baghouse Scrubbers Low NOx Baghouse Scrubbers - Precipitators Scrubbers - Baghouse Scrubbers LowNOx Mercury removal Sundt Unit 4 coal/gas Navajo Units 1,2&3 coal Industry Avg. coal Four Corners Units 4&5 coal San Juan Units 1&2 coal Springerville Units 1&2 coal 2004 2005 2006 2007 2008 Sundt 94.3 94.5 82.6 96.2 96.5 West North 93% 87% 87% 83% 03 04 05 06 07 04 05 06 07 08 04 05 06 07 08 04 05 06 07 08 04 05 06 07 08 93% 2004 2005 2006 2007 2008 SGS 88.9 86.6 91.3 92.3 90.5 West North 91% 04 05 06 07 08 2003 2004 2005 2006 2007 2008 Four Corners 82.4 86.3 90.5 78.5 78.8 West North 84% 2004 2005 2006 2007 2008 Navajo 92.7 88.6 91.2 91.2 75 West North 88% 2004 2005 2006 2007 2008 San Juan 89.1 89.5 90.7 83.1 76.7 West North 85% 2003 2004 2005 2006 2007 Industry Avg 84.57 85.39 85.16 85.14 83.72 West North 85%

Credit Ratings & Liquidity Position

- Stable credit ratings – upgraded one notch by S&P in December 2008 and by Moody's in August 2009; Fitch revised outlook to positive in November 2009
- Sufficient lines of credit mature 2011
  - TEP - $150 million
  - UES - $ 60 million
  - UNS - $ 70 million

TEP	Moody's	S&P	Fitch
Secured	Baa1	BBB+	BBB-
Unsecured	Baa3	BBB-	BB+
Issuer	Baa3	BB+	N/A
Outlook	Stable	Stable	Positive

UniSource Energy	Moody's
Secured Credit Facility	Ba1
Outlook	Stable

UNS Electric	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UNS Gas	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

20

Long-Term Debt Summary

Balances as of 11/30/09 Debt Issue	Interest Rate	Curr. Balance (in millions)	Issue Date	Maturity Date	Current Call Price	Security	Facilities Financed
TEP							
Unsec. Ind. Dev. Bonds							
2008 Pima A	6.375%	91	Mar-08	Sep-29	N/C 5	Unsecured	Local T&D
2009 Pima A	4.950%	80	Oct-09	Oct-20	N/C		San Juan PC
1997 Coconino A	7.125%	37	Apr-97	Oct-32	101%		Navajo PC
2009 Coconino A	5.125%	15	Oct-09	Oct-32	N/C 10		Navajo PC
1997 Pima A	6.100%	22	Sep-97	Sep-25	100%		Local T&D
1998 Apache A	5.850%	84	Mar-98	Mar-28	100%		SGS 1 PC
1998 Apache B	5.875%	100	Mar-98	Mar-33	100%		SGS 2 PC
1998 Apache C	5.850%	16	Mar-98	Mar-26	100%		Local T&D
Subtotal		**$ 445**					
Tax-Exempt Bonds (Var. Rate)							
2008 Pima B	0.26%	130	Jun-08	Sep-29	N/C 5	Mortgage Bonds	Local T&D
1982 Pima A - Irvington	0.35%	39	Oct-82	Oct-22	100%		Local T&D / Irvington
1982 Pima A	0.35%	40	Dec-82	Dec-22	100%		Local T&D / 4 Corners PC
1983 Apache A	0.26%	100	Dec-83	Dec-18	100%		SGS 2
1983 Apache B (Tranche A)	0.35%	80	Dec-83	Dec-18	100%		SGS 2
1983 Apache C (Tranche A)	0.26%	50	Dec-83	Dec-18	100%		SGS 2
1985 Apache A	0.26%	20	Dec-85	Dec-20	100%		SGS 2
Subtotal		**$ 459**					
TEP TOTAL		**$ 904**					
UES							
UNS Gas Unsecured Notes	6.230%	50	Aug-03	Aug-11	MW + 50	Unsecured	General Purpose
UNS Gas Unsecured Notes	6.230%	50	Aug-03	Aug-15	MW + 50		General Purpose
UNS Electric Unsecured Notes	6.500%	50	Aug-08	Aug-15	MW + 50		General Purpose
UNS Electric Unsecured Notes	7.100%	50	Aug-08	Aug-23	MW + 50		General Purpose
UNS Gas / UNS Elec. Revolver	LIBOR + 1%	0	Aug-06	Aug-11	N/A		General Purpose
UES TOTAL		**$ 200**					
UniSource Stand-Alone							
Sr. Unsec. Convertible Notes	4.500%	150	Mar-05	Mar-35	N/C 5	Unsecured	General Purpose
Term Loan / Revolver	LIBOR + 1.25%	65	Aug-06	Aug-11	Par	Unsecured	General Purpose
UNISOURCE STAND-ALONE TOTAL		**$ 215**					
UNISOURCE CONSOLIDATED TOTAL		**$1,319**					

21

22 Tucson Electric Power Capital Lease Summary As of 9/30/09 ($ in millions) LEASE LEASE DEBT COUPON EXPIRATION LOAN LEASES: BALANCES RATE(S) DATE PARTICIPANT(S) Springerville Coal $ 7 14.50% 4/5/2015 TEP Handling Facilities - 10.62% $ 7 TEP Investment in Lease Debt Balance $ 7 (includes premium) Springerville $ 65 LIBOR + 1.625% 12/31/2017 Union Bank of CA (Admin. Agent) Common (refinanced in June 2006) and 1/1/2021 Sundt $ 11 7.25% 1/15/2011 IDA of Pima County Unit 4 (Tax-Exempt) (Public Debt) Springerville 1/1/2015 Several Unit 1 Series B $ - 10.21% Series C 166 10.73% $166 TEP Investment in Lease Debt Balance Series B $ - Series C 89 $ 89 (includes premium/discount) PURCHASE OPTION AT LEASE EXPIRATION Fixed Price - $120 million Fixed Price 2017 - $38 million 2021 - $68 million Market Value at Expiration (Capped at $110 million) Market Value at Expiration Total Lease Debt Outstanding $ 248 Lease Debt Owned by TEP (96) Net Lease Debt Outstanding $ 152 Lease Debt Summary Total Lease Debt Outstanding $ 248 Balance Sheet Reconciliation Total Lease Equity Outstanding 278 Total Capital Lease Obligations $ 526